UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 16, 2003

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Holger Way

San Jose, CA 95134

(408) 750-5000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits

99.1	Press Release dated September 16, 2003.

Item 9.    Regulation FD Disclosure.

As announced in our press release dated September 16, 2003, Redback Networks will make a presentation at The Wall Street Analyst Forum conference in New York, New York on Wednesday, September 17, 2003 at 1:20 p.m. EDT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE: September 16, 2003	By:	/s/ THOMAS L CRONAN III
Thomas L. Cronan III Senior Vice President of Finance and Administration, Chief Financial Officer